Exhibit 32.2

LABSTYLE INNOVATIONS CORP.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LabStyle Innovations Corp. (the “Company”) on Form 10-Q for the period ending September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mordechi Hershkowitz, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Mordechi Hershkowitz
Mordechi (Motty) Hershkowitz
Chief Financial Officer, Secretary and Treasurer

November 12, 2013